Enterprise Financial Services Corp 2020 Fourth Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's pending acquisition of Seacoast Commerce Banc Holdings ("Seacoast") and other acquisitions. Forward-looking statements include, but are not limited to, statements about the Company’s plans, expectations, and projections of future financial and operating results, as well as statements regarding the Company’s plans, objectives, expectations or consequences of announced transactions. The Company uses words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue,” and “intend”, and variations of such words and similar expressions, in this release to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.  Other factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Seacoast acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which we adopted on January 1, 2020 and which changed how we estimate credit losses and may increase the required level of our allowance for credit losses in future periods, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, as well as other risk factors described in the Company’s 2019 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events unless required under the federal securities laws. 2

Financial Highlights - Q4 '20 Capital • Tangible Common Equity/Tangible Assets - 8.40%; Adjusted for PPP* 9.07% • Quarterly dividend of $0.18 per share • Net Income $28.9 million; Earnings per Share $1.00 • PPNR* $47.5 million • ROAA 1.26%; PPNR ROAA* 2.07% • ROATCE* 15.73% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $7.2 billion • PPP Loans $698.6 million • Loan/Deposits 90% • Total Deposits $8.0 billion • Noninterest-bearing Deposits/Total Deposits 34% Asset Quality • Nonperforming Assets/Assets 0.45% • Nonperforming Loans/Loans 0.53% • Allowance Coverage Ratio 1.89%; 2.31% adjusted for guaranteed loans including PPP Acquisition • Closed acquisition of Seacoast on November 12, 2020 • $1.2 billion in loans and $1.1 billion in deposits 3

Areas of Focus Integration of Seacoast Commerce Banc Holdings and Seacoast Commerce Bank • Closed on November 12, 2020 Organic Loan Growth and Pipeline Leverage PPP Opportunities • Cross-selling Opportunities • Client acquisition Workforce Opportunities • Operational Efficiencies • Remote Workforce • Economical Branch Structure 4

Total Loan Trends In Millions 36% T otal Lo an Gro wth PPP $808 PPP $819 PPP* $613 *Represents PPP loans originated by EFSC Seacoast $1,224 5

Loan Details Q4 ’20 Q3 ’20 QTRChange Seacoast Q4 ’19 LTM Change C&I $ 1,103 $ 1,075 $ 28 $ 16 $ 1,179 $ (76) CRE, Investor Owned 1,421 1,282 139 107 1,288 133 CRE, Owner Occupied 826 767 59 98 713 113 SBA loans1 896 15 881 875 19 877 SBA PPP loans 699 819 (120) 86 — 699 Sponsor Finance 396 367 29 — 429 (33) Life Insurance Premium Financing 534 518 16 — 473 61 Residential Real Estate 318 322 (4) 9 366 (48) Construction and Land Development 474 450 24 32 429 45 Tax Credits 383 369 14 — 294 89 Other 175 142 33 1 124 51 Total Loans $ 7,225 $ 6,126 $ 1,099 $ 1,224 $ 5,314 $ 1,911 1Includes $575 million of SBA guaranteed loans In Millions 6

Total Loans By Business Unit In Millions Note: Q3 '20 and Q4 '20 excludes PPP loans **Acquisition of Seacoast closed on November 12, 2020 *Q4 '20 includes acquired Seacoast SBA loans 7

➢ 1% coupon, 2.6% average yield, 3.47% YTD average yield ➢ 99% 2 year maturity; 1% 5 year maturity ➢ No PPP loans or servicing have been sold ➢ Forgiveness process started October 29, 2020 ➢ 2,066 PPP loans totaling $39.3 million are < $50,000; $1.6 million in fees ➢ $218.5 million has been forgiven as of December 31, 2020 Professional Technical 14.2% Manufacturing 9.0% Retail Trade 8.9% Accomodation 8.8% Construction 8.4% Health Care 7.6% Real Estate 5.3% Other* 37.8% Southeast 3.2% West 14.2% Northeast 2.0% Southwest 22.1% Midwest 58.5% Total $699 Million PPP Loans by Size $ In Millions PPP Loans PPP Loans by LocationPPP Loans by Industry Size Number of Loans Balance Average Balance $5-10 Million 6 $44.4 $7.4 $2-5 Million 68 192.0 2.8 < $2 Million 3,655 462.2 0.1 Total 3,729 $698.6 $0.2 *Includes $86 million in Seacoast PPP loans 8

Last Twelve Months Growth Rate = 38% In Millions Deposit Trend u Seacoast $1,060 9

Loan Portfolio CRE 31.0% Construction 6.6% Residential 4.4% Other 2.4% Sponsor Finance 5.5% LIPF 7.4% Tax Credit 5.3% SBA 12.4% PPP 9.7% C&I 15.3% Loans by Product Type Real Estate/ Rental/Leasing 23.5% Finance and Insurance 14.5% Manufacturing 8.4% Other Services 7.9% Accomodation/Food Service 7.9%Construction 5.7% Other 32.1% Loans by Industry Type Fixed 33.7% PPP Fixed 9.7%Prime 17.6% Other Adjustable 4.2% LIBOR 34.8% Loans by Rate Type Total $7.2 Billion ➢ In December 2020, the Company participated in the Federal Reserve Main Street Lending program, lending $256 million of which 5% is retained in the loan portfolio. 10

# Loan Deferrals

## Loan Deferrals by Loan Type

In Thousands

| | Total Deferrals in 2020 | Loans Moved out of Deferral Status | Loans in Deferral Status at 12/31/20 | Multiple Round Deferrals (Included in 12/31/20 balance) |
|---|---|---|---|---|
| Commercial Real Estate | $426,276 | $400,154 | $26,122 | $8,327 |
| Commercial and Industrial | 140,815 | 125,107 | 15,708 | 14,384 |
| Construction Real Estate | 101,738 | 80,846 | 20,892 | 7,592 |
| Residential Real Estate | 18,834 | 18,579 | 255 | - |
| Other | 105 | 105 | - | - |
| **Total** | **$687,768** | **$624,791** | **$62,977** | **$30,303** |

## Aging of Loan Deferrals

In Thousands

| | Current | 30-89 Days Past Due | 90+ Days Past Due | Total |
|---|---|---|---|---|
| Commercial Real Estate | $416,478 | $733 | $9,065 | $426,276 |
| Commercial and Industrial | 138,568 | 2,247 | - | 140,815 |
| Construction Real Estate | 101,738 | - | - | 101,738 |
| Residential Real Estate | 17,197 | 1,029 | 608 | 18,834 |
| Other | 105 | - | - | 105 |
| **Total** | **$674,086** | **$4,009** | **$9,673** | **$687,768** |

## Risk Ratings of Loan Deferrals

In Thousands

| | Risk Rating at time of Deferment | Risk Rating Current | Risk Rating of Multiple Round Deferrals |
|---|---|---|---|
| Pass (1-2) | $5,222 | $5,077 | $545 |
| Pass (4) | 18,464 | - | - |
| Pass (5) | 285,761 | 99,373 | - |
| Pass (6) | 325,396 | 381,539 | 881 |
| Watch (7) | 34,193 | 170,975 | 23,110 |
| Classified (8) | 18,732 | 30,804 | 5,767 |
| **Total** | **$687,768** | **$687,768** | **$30,303** |

## Expiration of Loan Deferrals

In Thousands

| | Jan 2021 | Feb 2021 | Mar 2021 | Apr 2021 | Total |
|---|---|---|---|---|---|
| Commercial Real Estate | $4,264 | $5,767 | $15,648 | $443 | $26,122 |
| Commercial and Industrial | 13,358 | 1,805 | - | 545 | 15,708 |
| Construction Real Estate | 13,392 | - | - | 7,500 | 20,892 |
| Residential Real Estate | 255 | - | - | - | 255 |
| Other | - | - | - | - | - |
| **Total** | **$31,269** | **$7,572** | **$15,648** | **$8,488** | **$62,977** |

11

Allowance for Credit Losses for Loans $110,270 $123,270 Q4 '20 In Thousands ACL Loans ACL as a % of Loans Commercial and industrial $ 58,812 $ 3,088,995 1.90 % Commercial real estate 49,074 3,087,827 1.59 % Construction real estate 21,413 546,686 3.92 % Residential real estate 4,585 319,179 1.44 % Other 2,787 182,248 1.53 % Total loans $ 136,671 $ 7,224,935 1.89 % Reserves on sponsor finance, which is included in the categories above, represented $19.0 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 2.31% 12

Earnings Per Share Trend - 2020 2019 Net Interest Income Provision for Credit Losses Noninterest Income 2020Change in Shares Noninterest Expense Merger-Related Expense Change in EPS PPP Acceleration $3.55 $2.76 Change in Effective Tax Rate Seacoast Day 2 Swap Termination 13

Earnings Per Share Trend - Q4 2020 Change in EPS Q3 '20 Q4 '20Net Interest Income Noninterest Income PPP Acceleration Provision for Credit Losses Merger-Related Expense $0.68 $1.00 Change in Shares Noninterest Expense Change in Effective Tax Rate Seacoast Day 2 Swap Termination 14

Net Interest Income Trend In Millions 26% NII Gro wth PPP Acceleration $5.2 Seacoast $8.0 15

Credit Trends for Loans Q4 '20 Q4 '19 NPAs/Assets = 0.45% 0.45% NPLs/Loans = 0.53% 0.50% ALLL/NPLs = 354.9% 163.8% ALLL/Loans** = 2.31% 0.81% Net Charge-offs (Recoveries) In Millions bps bps bps bps bps In Millions Loan Growth and Line of Credit Utilization* *Excludes acquisition of Seacoast for Q4 '20 **Excludes guaranteed loans for Q4 '20. 16

Change in Allowance for Credit Losses for Loans In Thousands $123,270 $136,371 • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Charge-offs and recoveries • Change in macro- economic and qualitative factors *The PCD ACL was established as part of the amortized cost basis of the acquired loans and did not impact the provision for credit losses 17

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 18

Operating Expenses Trend * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions 19

Capital *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans for Q2, Q3, and Q4 2020 In Thousands Holding Company liquidity position continues to support strategic capital planning initiatives, including debt service and dividends. 8.0% 11.4% 11.0% 11.4% 11.6% 12.1% 20

Appendix Fourth Quarter 2020 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 22

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,078,975 $ 882,267 $ 867,963 $ 846,436 $ 867,185 Less: Goodwill 260,567 210,344 210,344 210,344 210,344 Less: Intangible assets 23,084 21,820 23,196 24,585 26,076 Tangible common equity $ 795,324 $ 650,103 $ 634,423 $ 611,507 $ 630,765 Total assets $ 9,751,571 $ 8,367,976 $ 8,357,501 $ 7,500,643 $ 7,333,791 Less: Goodwill 260,567 210,344 210,344 210,344 210,344 Less: Intangible assets 23,084 21,820 23,196 24,585 26,076 Tangible assets $ 9,467,920 $ 8,135,812 $ 8,123,961 $ 7,265,714 $ 7,097,371 Tangible common equity to tangible assets 8.40% 7.99% 7.81% 8.42% 8.89% 23

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 77,446 $ 63,354 $ 65,833 $ 63,368 $ 61,613 Noninterest income 18,506 12,629 9,960 13,408 14,418 Less: Noninterest expense 51,050 39,524 37,912 38,673 38,354 Merger-related expenses 2,611 1,563 — — — PPNR (excluding merger-related expenses) $ 47,513 $ 38,022 $ 37,881 $ 38,103 $ 37,677 Average assets $ 9,141,159 $ 8,341,968 ROAA - GAAP net income 1.26% 0.86 % PPNR ROAA - Non-GAAP 2.07% 1.81 % Quarter ended ($ in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 9,467,920 $ 8,135,812 $ 8,123,961 PPP loans outstanding, net (698,645) (819,100) (807,814) Adjusted tangible assets - Non-GAAP $ 8,769,275 $ 7,316,712 $ 7,316,147 Tangible common equity Non - GAAP (see reconciliation above) $ 795,324 $ 650,103 $ 634,423 Tangible common equity to tangible assets 8.40% 7.99% 7.81 % Tangible common equity to tangible assets - adjusted tangible assets 9.07% 8.89% 8.67 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 992,017 Less average goodwill 237,639 Less average intangible assets 22,565 Average tangible common equity $ 731,813 Return on average tangible common equity 15.73% 24

Q & A Fourth Quarter 2020 Earnings Webcast